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                                                                 EXECUTION COPY

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                      LETTER OF CREDIT REIMBURSEMENT AGREEMENT

                                       AMONG

                      INTERNATIONAL SECURITIZATION CORPORATION

                         THE FIRST NATIONAL BANK OF CHICAGO
                           AS THE LETTER OF CREDIT AGENT

                                        AND

                 THE SEVERAL LETTER OF CREDIT BANKS PARTIES HERETO

                             DATED AS OF APRIL 24, 1998

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                       LETTER OF CREDIT REIMBURSEMENT AGREEMENT

          This Letter of Credit Reimbursement Agreement, dated as of April 24, 1998 (this "Agreement"), is among INTERNATIONAL SECURITIZATION CORPORATION, a Delaware corporation (the "Company"), The First National Bank of Chicago, as letter of credit agent (the "Letter of Credit Agent"), and the Letter of Credit Banks (defined below).

                               PRELIMINARY STATEMENTS:

          1. The Company has entered into that certain Face Amount Certificate Agreement of even date herewith among 312 Certificate Company (the "Issuer"), the Company, and the First National Bank of Chicago ("FNBC") as Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Face Amount Certificate Agreement") pursuant to which the Issuer has issued a $500,000,000 Installment Face Amount Certificate (as the same may be amended, restated, substituted or replaced, the "Certificate") to the Agent for the benefit of the "Certificateholders" thereunder.

          2. The Company has also entered into that certain Liquidity Agreement of even date herewith among the Company, the "Liquidity Banks" party thereto and FNBC, as the Liquidity Agent, (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Liquidity Agreement" and together with the Face Amount Certificate Agreement, the "Certificate Agreements") pursuant to which the Liquidity Banks have agreed to purchase from the Company its interest in the Certificate on the terms and conditions set forth therein.

          3. It is a condition precedent to the effectiveness of the Certificate Agreements that the Company cause a letter of credit to be issued for the benefit of the Liquidity Banks and the Company has requested the Letter of Credit Banks to issue the Letter of Credit in the form specified in this Agreement.

          4. The Letter of Credit Banks are willing to issue the Letter of Credit subject to the terms and conditions set forth herein.

          The parties hereto agree as follows:

                                      ARTICLE I
                                     DEFINITIONS

          Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Certificate Agreements, or the other Transaction Documents as applicable. As used in this Agreement:

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          "AFFILIATE" shall mean any Person directly or indirectly
controlling, controlled by, or under direct or indirect common control with, another Person or a subsidiary of such other Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

          "AGREEMENT" shall mean this Letter of Credit Reimbursement Agreement, as it may be amended, supplemented or otherwise modified and in effect from time to time.

          "ARTICLE" shall mean an article of this Agreement, unless another document is specifically referenced.

          "AVAILABLE COMMITMENT" shall mean $50,000,000.

          "DEFAULT" shall mean an event described in Article VI.

          "DEMAND FOR PAYMENT" shall mean a demand for payment under the Letter of Credit in the form of Annex A to the Letter of Credit.

          "EFFECTIVE DATE" shall mean April 24, 1998.

          "LETTER OF CREDIT" shall have the meaning assigned to such term in
Section 2.1 hereof.

          "LETTER OF CREDIT AGENT" shall mean The First National Bank of Chicago, in its capacity as agent for the Letter of Credit Banks pursuant to
Article VII, and not in its individual capacity as a Letter of Credit Bank, and any successor agent appointed pursuant to Article VII.

          "LETTER OF CREDIT AMOUNT" shall have the meaning set forth in the Letter of Credit as the amount available to be drawn thereunder.

          "LETTER OF CREDIT BANKS" shall mean the Persons, other than the Company, listed on the signature pages of this Agreement and their respective successors and assigns.

          "LETTER OF CREDIT COMMITMENT" shall mean, when used with reference to a Letter of Credit Bank at the time any determination thereof is to be made, the amount of such Letter of Credit Bank's letter of credit commitment as set forth opposite its name under the heading "Letter of Credit Commitment" on Schedule A hereto.

          "LETTER OF CREDIT DISBURSEMENT" shall mean a disbursement made pursuant to the Letter of Credit by each Letter of Credit Bank.

          "LETTER OF CREDIT EXPIRATION DATE" shall mean July 21, 1999.

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          "LETTER OF CREDIT FACILITY FEE" shall have the meaning assigned to such term in Section 2.3 hereof.

          "LIQUIDITY AGENT" shall mean The First National Bank of Chicago, a national banking association.

          "MOODY'S" shall mean Moody's Investors Service, Inc.

          "OBLIGATIONS" shall mean all unpaid principal of and accrued and unpaid interest on the Letter of Credit Disbursements, all accrued and unpaid fees and all reimbursements, indemnities and other obligations of the Company to the Letter of Credit Banks or to any Letter of Credit Bank, the Letter of Credit Agent or any indemnified party hereunder.

          "PERCENTAGE LIABILITY" shall mean when used with reference to any Letter of Credit Bank its percentage liability as set forth in Schedule A attached hereto.

          "REQUIRED LETTER OF CREDIT BANKS" shall mean the Letter of Credit Banks in the aggregate having at least 66 2/3% of the Available Commitment or, if the Available Commitment has been terminated, Letter of Credit Banks in the aggregate holding at least 66 2/3% of the aggregate unpaid principal amount of the outstanding advances under the Letter of Credit.

          "S&P" shall mean Standard & Poor's Ratings Services.

          "SECTION" shall mean a numbered section of this Agreement, unless another document is specifically referenced.

          "WRITTEN" OR "IN WRITING" shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

          The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                      ARTICLE II
                            ISSUANCE OF LETTER OF CREDIT;
                              REIMBURSEMENT OBLIGATION

          Section 2.1 ISSUANCE OF LETTER OF CREDIT. The Letter of Credit Banks hereby severally agree, on the terms and subject to the conditions hereinafter set forth, to issue to the Liquidity Agent the irrevocable letter of credit (the "Letter of Credit") in substantially the form of Exhibit A hereto. The Letter of Credit shall be dated its date of issuance in an initial stated amount equal to the Letter of Credit Amount.

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          Section 2.2 DEMANDS UNDER THE LETTER OF CREDIT. If, by 5:00 p.m.
(Chicago time) on any Business Day, the Letter of Credit Agent shall have received an irrevocable Demand for Payment from the Liquidity Agent, the Letter of Credit Agent shall immediately notify each Letter of Credit Bank of such Demand for Payment. If a Demand for Payment under the Letter of Credit conforms to the terms and conditions of the Letter of Credit, each Letter of Credit Bank shall make payment of its Percentage Liability of such Demand for Payment, in immediately available funds in accordance with the terms of the Letter of Credit.

          Section 2.3 FEES. The Company agrees to cause the Issuer to enter into that certain letter agreement, dated the date hereof, between the Issuer and the Letter of Credit Agent pursuant to which the Issuer shall pay to the Letter of Credit Agent, for the benefit of the Letter of Credit Banks, for the period commencing on the date hereof and continuing through to the Letter of Credit Expiration Date, certain fees (collectively, the "Letter of Credit Facility Fee").

          Section 2.4 REIMBURSEMENT OBLIGATION. (a) The Company hereby agrees to cause each Liquidity Bank to assign to the Letter of Credit Banks its rights to payment of (i) the outstanding principal amount of the Certificate,
(ii) Earned Yield and (iii) all fees and other amounts due and payable by the Issuer under the Face Amount Certificate Agreement upon the payment in full of all Purchase Price payments made by such Liquidity Bank together with accrued and unpaid Earned Yield with respect to such Purchase Price payments and any other amounts due to each such Liquidity Bank thereunder (the "Assignment"). Furthermore, the Company agrees to pay to the Letter of Credit Banks the monthly interest paid to the Company pursuant to the penultimate sentence in Section 2.1(c) of the Liquidity Agreement. Other than its obligation to cause the Assignment, the Company shall have no other reimbursement obligation to the Letter of Credit Banks.

          (b) All payments to be made to the Letter of Credit Banks hereunder (including amounts owing with respect to the fees pursuant to Section 2.3 hereof) shall be made to the Letter of Credit Agent for the benefit of the Letter of Credit Banks at its address specified in Section 8.16 hereof (or at such other address as the Letter of Credit Agent may have specified for such purpose in a written notice to the Company) in immediately available funds. All payments made by the Company hereunder shall be made not later than 3:00 P.M. (Chicago time) on the date due, and funds received after that hour shall be deemed to have been received by the Letter of Credit Agent on the next succeeding Business Day.

          Section 2.5 LIABILITY OF LETTER OF CREDIT BANKS. No Letter of Credit Bank nor any of their respective officers or directors shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or any acts or omissions of the Company, the Liquidity Agent and any transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by a Letter of Credit Bank against presentation of documents which do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to a Letter of Credit; PROVIDED that such failure shall not have constituted gross negligence or willful misconduct on the part of such Letter

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of Credit Bank; or (d) any other circumstances whatsoever not within the control of a Letter of Credit Bank or its officers, directors, employees or agents in making or failing to make payment under a Letter of Credit. In furtherance and not in limitation of the foregoing, the Letter of Credit Banks may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; provided that the Letter of Credit Banks shall not be excused from their willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of the Letter of Credit.

                                    ARTICLE III
                           CONDITION PRECEDENT TO CLOSING

          Section 3.1 OPINIONS. If the Company or the Letter of Credit Agent has so requested, on or prior to the date of this Agreement, the Company and the Letter of Credit Agent shall have received from each Letter of Credit Bank an opinion of counsel with respect to enforceability of this Agreement, the Letter of Credit and such other matters as the Company and the Letter of Credit Agent shall reasonably request.

                                     ARTICLE IV
                           REPRESENTATIONS AND WARRANTIES

          In order to induce the Letter of Credit Banks to enter into this Agreement, the Company hereby makes the following representations and warranties to the Letter of Credit Banks.

          Section 4.1 CORPORATE EXISTENCE. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to conduct its business in each jurisdiction in which conducted, except where the failure to so qualify would not have a material adverse effect on the Company or its business prospects or property. The Company has obtained all necessary qualifications, licenses, permits, charters, registrations and approvals (together, "Approvals") necessary for the conduct of its business as currently conducted and as contemplated by this Agreement, in each jurisdiction in which the failure to obtain such Approvals would render this Agreement unenforceable in any material respect or would have a material adverse effect on the Company or its business prospects or property.

          Section 4.2 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATION. This Agreement has been executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights generally and by general equitable principles.

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          Section 4.3 NO LEGAL BAR. The execution, delivery and performance by the Company of this Agreement will not violate any material provision of any existing law or regulation applicable to the Company or of any material order, judgment, award or decree of any court, arbitrator or governmental authority applicable to the Company or the certificate of incorporation or by-laws of the Company or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Company is a party or by which the Company or any of its assets may be bound, and will not, except as otherwise provided or permitted herein, result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

                                     ARTICLE V
                                     COVENANTS

          Until (i) the Letter of Credit Commitment shall have terminated, (ii) the outstanding balance of all Letter of Credit Disbursements, obligations and all accrued interest thereon shall have been paid in full and (iii) all fees due hereunder shall have been paid in full, the Company agrees that:

          Section 5.1 FINANCIAL REPORTING. The Company will maintain a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the Letter of Credit Banks:

          (a) Within 120 days after the close of each of its fiscal years, an audit report certified by independent certified public accountants prepared in accordance with generally accepted accounting principles, including a statement of financial position as of the end of such period, the related statement of income and statement of changes in stockholders' equity, and a statement of cash flows;

          (b) Promptly upon its receipt thereof, the weekly and monthly reports prepared by the Portfolio Manager with respect to the Portfolio.

          Section 5.2 CERTAIN AFFIRMATIVE COVENANTS. The Company will (a) take all actions necessary to ensure that all taxes and other governmental claims in respect of the Company's operations and assets are promptly paid, (b) take all such action as may be necessary and appropriate to preserve, protect and enforce its rights under the Face Amount Certificate Agreement, and (c) comply in all material respects with the obligations it assumes under the Face Amount Certificate Agreement.

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                                     ARTICLE VI
                                 EVENTS OF DEFAULT

          Section 6.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute a Default:

          (a)  Failure by the Company to cause the Assignment.

          (b) Any representation or warranty or statement made by the Company in this Agreement shall prove to have been incorrect when made in any material respect.

          (c) Failure by the Company to observe or perform any material covenant or agreement contained herein and not constituting a Default under any other clause of this Article VI and the continuance of such failure for 30 days after the Company shall have become aware of such failure to observe or perform such covenant or agreement.

          (d) Either (i) the Company shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it in any bankruptcy, insolvency or similar proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or (ii) corporate action shall be taken by the Company for the purpose of effectuating any of the foregoing.

          (e) Involuntary proceedings or an involuntary petition shall be commenced or filed against the Company under any bankruptcy, insolvency or similar law or seeking the dissolution or reorganization of the Company or the appointment of a receiver, trustee, custodian or liquidator for the Company of a substantial part of the property, assets or business of the Company, or any writ, order, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property, assets or business of the Company.

          Section 6.2 UPON OCCURRENCE OF A DEFAULT. Upon the occurrence and prior to the cure of a Default, unless the Letter of Credit Agent shall have given the Company written notice to the contrary, the Company shall not agree to extend the Fixed Expiry Date.

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                                     ARTICLE VII
                              THE LETTER OF CREDIT AGENT

          Section 7.1 APPOINTMENT. The First National Bank of Chicago is hereby appointed Letter of Credit Agent hereunder, and each of the Letter of Credit Banks irrevocably authorizes the Letter of Credit Agent to act as the Letter of Credit Agent of such Letter of Credit Bank. The Letter of Credit Agent agrees to act as such upon the express conditions contained in this Article VII. The Letter of Credit Agent shall not have a fiduciary relationship in respect of any Letter of Credit Bank by reason of this Agreement.

          Section 7.2 POWERS. The Letter of Credit Agent shall have and may exercise such powers hereunder as are specifically delegated to it by the terms thereof, together with such powers as are reasonably incidental thereto. The Letter of Credit Agent shall have no implied duties to the Letter of Credit Banks, or any obligation to the Letter of Credit Banks to take any action thereunder except any action specifically provided hereunder to be taken by the Letter of Credit Agent.

          Section 7.3 GENERAL IMMUNITY. None of the Letter of Credit Agent nor any of its directors, officers, agents or employees shall be liable to the Company, the Letter of Credit Banks or any Letter of Credit Bank for any action taken or omitted to be taken by it or them hereunder or in connection herewith except for its or their own gross negligence or willful misconduct.

          Section 7.4 NO RESPONSIBILITY FOR LETTER OF CREDIT DISBURSEMENTS, RECITALS, ETC. None of the Letter of Credit Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection herewith; (ii) the performance or observance of any of the covenants or agreements of any party hereto; (iii) the satisfaction of the condition specified in Article III, except receipt of items required to be delivered to the Letter of Credit Agent; or (iv) the validity, effectiveness or genuineness of any document or any instrument or writing furnished in connection herewith.

          Section 7.5 ACTION ON INSTRUCTION OF LETTER OF CREDIT BANK. The Letter of Credit Agent shall in all cases be fully protected as to any liability to any Letter of Credit Bank in acting, or in refraining from acting, hereunder in accordance with written instructions signed by the Required Letter of Credit Banks, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Letter of Credit Banks.

          Section 7.6 RIGHTS AS A LETTER OF CREDIT BANK. With respect to the Letter of Credit, the Letter of Credit Agent shall have the same rights and powers hereunder as any Letter of Credit Bank and may exercise the same as though it were not the Letter of Credit Agent and the term "Letter of Credit Bank" or "Letter of Credit Banks" shall, unless the context otherwise indicates, include the Letter of Credit Agent in its individual capacity.

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          Section 7.7 SUCCESSOR LETTER OF CREDIT AGENT. The Letter of Credit
Agent may resign at any time by giving written notice thereof to the Letter of Credit Banks, the Company and the Liquidity Agent, and the Letter of Credit Agent may be removed at any time with or without cause by written notice received by the Letter of Credit Agent from the Required Letter of Credit Banks. Upon any such resignation or removal, the Required Letter of Credit Banks shall have the right to appoint, on behalf of the Company and the Letter of Credit Banks, a successor Letter of Credit Agent. If no successor Letter of Credit Agent shall have been so appointed by the Required Letter of Credit Banks and shall have accepted such appointment within thirty (30) days after the retiring Letter of Credit Agent's giving notice of resignation, then the retiring Letter of Credit Agent shall appoint, on behalf of the Company and the Letter of Credit Banks, a successor Letter of Credit Agent. Such successor Letter of Credit Agent shall be a commercial bank having capital and retained earnings of at least $250,000,000. Upon the acceptance of any appointment as Letter of Credit Agent hereunder by a successor Letter of Credit Agent, such successor Letter of Credit Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Letter of Credit Agent, and the retiring Letter of Credit Agent shall be discharged from its duties and obligations hereunder. After any retiring Letter of Credit Agent's resignation hereunder as Letter of Credit Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Letter of Credit Agent hereunder.

          Section 7.8 NON-RELIANCE ON LETTER OF CREDIT AGENT. Each Letter of Credit Bank expressly acknowledges that neither the Letter of Credit Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it, and that no act by the Letter of Credit Agent hereafter taken (including, without limitation, any review of the affairs of the Company or the Issuer) shall be deemed to constitute any representation or warranty by the Letter of Credit Agent. Each Letter of Credit Bank hereby represents and warrants to the Letter of Credit Agent that it has and will, independently and without reliance upon the Letter of Credit Agent, the Company or any other Letter of Credit Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Issuer, and that it has made its own independent decision to enter into this Agreement and all other documents related thereto.

          Section 7.9 OBLIGATIONS SEVERAL. The obligations of the Letter of Credit Banks hereunder and under the Letter of Credit are several, and neither the Letter of Credit Agent nor any Letter of Credit Bank shall be responsible for the obligation of any other Letter of Credit Bank hereunder or under the Letter of Credit, nor will the failure of any Letter of Credit Bank to perform any of its obligations hereunder or under the Letter of Credit relieve the Letter of Credit Agent or any other Letter of Credit Bank from the performance of its obligations hereunder or under the Letter of Credit. Nothing contained in this Agreement, and no action taken by the Letter of Credit Banks or the Letter of Credit Agent pursuant hereto or in connection with the Certificate Agreements shall be deemed to constitute the Letter of Credit Banks a partnership, association, joint venture or other entity.

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                                    ARTICLE VIII
                                   MISCELLANEOUS

          Section 8.1 SUCCESSORS AND ASSIGNS. This Agreement shall bind, and the benefits hereof shall inure to, the Company, the Letter of Credit Agent and the Letter of Credit Banks and their respective successors and assigns; PROVIDED, that the Company may not transfer or assign any or all of its rights and obligations hereunder without the prior written consent of the Letter of Credit Agent; PROVIDED, FURTHER, that no Letter of Credit Bank shall assign any of its rights hereunder to any Person unless such Letter of Credit Bank shall have obtained the prior written consent of the Company. Notwithstanding the foregoing, a Letter of Credit Bank may sell participations in not more than 80% in the aggregate of its rights under this Agreement or under the Letter of Credit to another bank or other entity, in which event the participant shall not have any direct rights under this Agreement or under the Letter of Credit (the participant's rights against the Letter of Credit Bank which sold such participation to such participant), the participant shall not be given any right to vote with respect to matters related hereto except as set forth in items (a),
(b) and (c) of Section 8.6, and all amounts payable by the Company hereunder shall be determined as if such Letter of Credit Bank had not sold such participation.

          Section 8.2 DESCRIPTIVE HEADINGS. The descriptive headings of the various provisions of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

          Section 8.3 SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

          Section 8.4 BANKRUPTCY PETITION AGAINST THE COMPANY. Each Letter of Credit Bank and the Letter of Credit Agent hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding senior indebtedness of the Company, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of any jurisdiction.

          Section 8.5 LIMITED RECOURSE. Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Company under this Agreement are solely the corporate obligations of the Company and shall be payable by the Company solely from funds received from the Issuer by the Company in respect of such obligations. In addition, no amount owing by the Company hereunder, other than Letter of Credit Disbursements and interest thereon, shall constitute a claim (as defined in Section 101 of Title 11 of the United States Bankruptcy
Code) against the Company except solely to the extent of funds received by the Company, unless the Company has received such

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amounts pursuant to the Face Amount Certificate Agreement, and such amounts are not necessary to pay outstanding Asset-Backed CP or Letter of Credit Disbursements or interest thereon. No recourse shall be had for the payment of any amount owing hereunder or for the payment of any fee hereunder or any other obligation of, or claim against, the Company arising out of or based upon this Agreement, against any stockholder, employee, officer, agent, director or incorporator of the Company or against the administrative agent of any stockholder, employee, officer, director, incorporator or Affiliate thereof; PROVIDED, HOWEVER, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of fraudulent actions or omissions taken by them.

          Section 8.6 AMENDMENTS. Subject to the provisions of this Article VIII, the Required Letter of Credit Banks (or the Letter of Credit Agent with the consent in writing of the Required Letter of Credit Banks), and the Company may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions hereto or changing in any manner the rights of the Letter of Credit Banks or the Company hereunder or waiving any Default hereunder; PROVIDED, HOWEVER, that no such supplemental agreement shall, without the consent of each Letter of Credit Bank affected thereby:

          (a) Alter the Company's obligation to cause the Assignment pursuant to Section 2.4 hereof;

          (b) Reduce the percentage specified in the definition of Required Letter of Credit Banks; and

          (c)  Amend this Section 8.6.

No amendment of any provision of this Agreement relating to the Letter of Credit Agent shall be effective without the written consent of the Letter of Credit Agent.

          Section 8.7 PRESERVATION OF RIGHTS. No delay or omission of the Letter of Credit Banks or the Letter of Credit Agent to exercise any right under this Agreement shall impair such right or be construed to be a waiver of any default or an acquiescence therein, and the making of a Letter of Credit Disbursement notwithstanding the existence of a Default shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of this Agreement whatsoever shall be valid unless in writing signed by the Letter of Credit Agent or as required pursuant to Section 8.6, and then only to the extent in such writing specifically set forth. All remedies contained hereunder or by law afforded shall be cumulative and all shall be available to the Letter of Credit Agent and the Letter of Credit Banks until the Letter of Credit Disbursements have been paid in full.

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          Section 8.8 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All
representations and warranties of the Company contained in this Agreement shall survive the issuance of the Letter of Credit and the making of the Letter of Credit Disbursements herein contemplated.

          Section 8.9 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding among the Company, the Letter of Credit Agent, and the Letter of Credit Banks and supersedes all prior agreements and understandings among the Company, the Letter of Credit Agent, and the Letter of Credit Banks relating to the subject matter thereof.

          Section 8.10 SEVERAL OBLIGATIONS; ADDITIONAL COVENANT OF THE LETTER OF CREDIT BANKS. Subject to Section 2.1 hereof, the respective obligations of the Letter of Credit Banks hereunder are several and not joint and no Letter of Credit Bank shall be the partner or agent of any other (except to the extent to which the Letter of Credit Agent is authorized to act as such). The failure of any Letter of Credit Bank to perform any of its obligations hereunder shall not relieve any other Letter of Credit Bank from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement and their respective successors and assigns.

          Section 8.11 NUMBER OF DOCUMENTS. All statements, notices, closing documents, and requests hereunder shall be furnished to the Letter of Credit Agent with sufficient counterparts so that the Letter of Credit Agent may furnish one to each of the Letter of Credit Banks.

          Section 8.12 NONLIABILITY OF LETTER OF CREDIT BANKS. The relationship between the Company and the Letter of Credit Banks, and the Company and the Letter of Credit Agent shall be solely that of account party and letter of credit provider. Neither the Letter of Credit Agent nor any Letter of Credit Bank shall have any fiduciary responsibilities to the Company. Neither the Letter of Credit Agent nor any Letter of Credit Bank undertakes any responsibility to the Company to review or inform the Company of any matter in connection with any phase of the Company's business or operations.

          Section 8.13 AFFECTED LETTER OF CREDIT BANK. Each of the Letter of Credit Banks hereby agrees that in the event it shall cease to have a short-term debt rating of "A-1" or better and "P-1" or better by S&P and Moody's, respectively (each, an "Affected Letter of Credit Bank"), such Affected Letter of Credit Bank shall be obligated hereunder, at the request of the Company or the Letter of Credit Agent, to assign all of its rights and obligations hereunder to (i) another Letter of Credit Bank or (ii) another financial institution nominated by the Letter of Credit Agent and acceptable to the Company, which financial institution shall be willing to participate in this Agreement through the Letter of Credit Expiration Date in the place of, and with the rights, duties and obligations of, such Affected Letter of Credit Bank, PROVIDED that the Affected Letter of Credit Bank receives payment in full, pursuant to an assignment agreement, of an amount equal to all amounts due and owing to such Letter of Credit Bank hereunder as of the effective date of such assignment.

     Section 8.14 CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois.

          Section 8.15 CONSENT TO JURISDICTION. The Company hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or Illinois state court sitting in the city of Chicago in any action or proceeding arising out of or relating to this Agreement, and the Company hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. Nothing herein shall limit the right of the Letter of Credit Agent or any Letter of Credit Bank to bring proceedings against the Company in the courts of any other jurisdiction. Any judicial proceeding by the Company against the Letter of Credit Agent or any Letter of Credit Bank or any Affiliate of the Letter of Credit Agent or any Letter of Credit Bank involving, directly or indirectly, any matter in any way arising out of, related to, or connected with any Transaction Document shall be brought only in a court in the city of Chicago.

          Section 8.16 GIVING NOTICE. All notices and other communications provided to any party hereto under this Agreement shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes).

          Section 8.17 CHANGE OF ADDRESS. The Company, the Letter of Credit Agent and any Letter of Credit Bank may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

          Section 8.18 CONFIDENTIALITY. The Letter of Credit Agent and each Letter of Credit Bank agree not to, and agree to cause each of its officers, directors, employees, accountants and legal counsel not to, disclose any non-public information furnished to it pursuant to this Agreement or with respect to the Certificate Agreements, including, without limitation, all information about the Company and its business and operations and the contents of all other reports regarding the Portfolio; PROVIDED, HOWEVER, that the Letter of Credit Agent and each Letter of Credit Bank may disclose any such non-public information to its accountants and legal counsel and as required by any law, judicial or regulatory order.

          Section 8.19 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Company, the Letter of Credit Agent and the Letter of Credit Banks and each party has notified the Letter of Credit Agent by telex or telephone, that it has taken such action.

          Section 8.20 WAIVER OF SETOFF. Each Letter of Credit Bank and the Letter of Credit Agent hereby waive any right of set-off to which they may become entitled against the Company or their assets under this Agreement.

          IN WITNESS WHEREOF, the Company, the Letter of Credit Banks and the Letter of Credit Agent have executed this Agreement as of the date first above written.


INTERNATIONAL SECURITIZATION                 THE FIRST NATIONAL BANK
CORPORATION, as the Company                  OF CHICAGO, as the Letter of
                                             Credit Agent
By: /s/ Eleanor C. Nadbielny                 By: /s/ Eleanor C. Nadbielny
   --------------------------                   ---------------------------
Name: Eleanor C. Nadbielny                   Name: Eleanor C. Nadbielny
Title: Authorized Signer                     Title: Authorized Agent
c/o The First National Bank of Chicago       One First National Plaza
One First National Plaza, 21st Floor         Chicago, Illinois 60670
Chicago, Illinois 60670                      Attn: Asset-Backed Securities
Attn: Asset-Backed Securities Division             Division
Telecopy: (312) 732-4487                     Telecopy: (312) 732-4487

THE FIRST NATIONAL BANK
OF CHICAGO, as a Letter of Credit Bank

By: /s/ Eleanor C. Nadbielny
   --------------------------
Name: Eleanor C. Nadbielny
Title: Authorized Agent
One First National Plaza
Chicago, Illinois 60670
Attention: Asset-Backed Securities Division
Telecopy: (312) 732-4487

                                                                      EXHIBIT A

                                      FORM OF
                            IRREVOCABLE LETTER OF CREDIT

                                    April 24, 1998

Letter of Credit No. _____________________________

TO:  The First National Bank of Chicago, as Liquidity Agent
     Attention: __________________________________

Ladies and Gentlemen:

     At the request and on the instructions of our customer, International Securitization Corporation (the "Company"),__________________[LOC#] and ____________[LOC#] (herein referred to as the "Banks") hereby establish in your favor, pursuant to that certain Letter or Credit Reimbursement Agreement, dated as of April 24, 1998 (the "Letter of Credit Reimbursement Agreement") among the Company, [______], as Letter of Credit Agent and the other Banks, this irrevocable Letter of Credit in the amount of $50,000,000 (the "Letter of Credit Amount") effective immediately and expiring at the close of business at the Chicago office of the Letter of Credit Agent on July 21, 1999 (the "Stated Termination Date") unless earlier terminated as set forth herein. This Letter of Credit is issued to the Liquidity Agent as contemplated by that certain Liquidity Agreement dated as of April 24, 1998, among the Company, the Liquidity Banks party thereto from time to time and The First National Bank of Chicago, as Liquidity Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Liquidity Agreement").

          With respect to the Letter of Credit Amount, the following amounts may be drawn on the Banks as specified:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Funds under this Letter of Credit shall be made available by a single drawing (a "Letter of Credit Disbursement") and upon honoring such drawing, this Letter of Credit and the Banks' liability hereunder shall terminate.

          Anything in this Letter of Credit to the contrary notwithstanding, the obligations of the Banks hereunder shall be several and not on a joint basis, and no Bank shall be liable for the failure of any other Bank to perform its obligations hereunder. Subject to the foregoing limitation, the several obligation of each of the Banks as to each drawing hereunder shall be equal to each Bank's percentage liability (the "Percentage Liability") set forth below directly opposite its name.

          Bank                                    Percentage Liability
          ----                                    --------------------
                                                            %
                                                            %


          We hereby irrevocably authorize you to draw on us by presentation solely to the Letter of Credit Agent in accordance with the terms and conditions hereunder set forth, by your demand for payment in the form of Annex A hereto (a "Demand for Payment") on your letterhead with all blanks appropriately filled in and signed by your authorized officer, in an amount not exceed the Letter of Credit Amount, when added to all prior Letter of Credit Disbursements.

          Subject to the foregoing and further provisions of this Letter of Credit, funds under this Letter of Credit are available to you against your presentation of a Demand for Payment which shall be made by hand delivery or telecopy at the office of the Letter of Credit Agent located at 300 S. Riverside, 7th Floor, Suite 0812, Chicago, Illinois 60606, Telecopier Number
(312) 954-0203, Attention: Letter of Credit Department, or at such other time and place which may be designated by the Letter of Credit Agent by written notice delivered to you.

          Each Bank hereby engages with you severally and not jointly, that to the extent of its several liability as provided herein, each Demand for Payment made under and in compliance with the terms of this Letter of Credit will be duly honored by each Bank to the extent of such Bank's Percentage Liability of the Letter of Credit Amount upon delivery or transmission of such Demand for Payment as specified at the Letter of Credit Agent's office on or before the expiration or termination date hereof. If a drawing is made hereunder at or prior to 5:00 p.m., Chicago time, on a business day, and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made of the amount specified in immediately available funds, no later than 1:00 p.m., Chicago time, on the third business day (the "Payment Date") following such presentation in the Demand for Payment; PROVIDED, HOWEVER, that the Payment Date shall be no later than the Stated Termination Date

Payment under this Letter of Credit shall be made by each of the Banks by wire transfer of immediately available funds, to The First National Bank of Chicago, A.B.A. No. 071000013, Ref: 00324674. Such account may be changed only by presentation to the Letter of Credit Agent of a letter specifying a different account with the Liquidity Agent and executed by the Liquidity Agent. As used in this Letter of Credit "business day" shall mean any day on which banks generally located in Chicago, Illinois and in the jurisdiction in which the principal office of the Liquidity Agent is located are not required or authorized by law to remain closed. Each Bank shall honor its obligations hereunder by transfer of its own funds. Unless we are in default with respect to our obligations under this Letter of Credit, you shall surrender this Letter of Credit to us promptly following our request therefor after the Stated Termination Date.

          Only the Liquidity Agent may make a Demand for Payment under this Letter of Credit. Upon payment as provided herein of the amount specified in the Demand for Payment hereunder in an aggregate amount equal to the Letter of Credit Amount, we shall be fully discharged of our obligation under this Letter of Credit. The aggregate Letter of Credit Disbursements made hereunder shall not exceed the Letter of Credit Amount.

          This Letter of Credit shall be governed by and shall be deeded a contract under and shall be construed in accordance with the laws of the State of Illinois, including, without limitation, Article 5 of the Uniform Commercial Code as in effect in the State of Illinois, without regard to principles of conflicts of laws. Unless otherwise specified herein, communications with respect to this Letter of Credit shall be in writing on your letterhead and shall be directed to the Letter of Credit Agent at 300 S. Riverside, 7th Floor, Chicago, Illinois 60606, Telecopier Number (312) 954-0203, Attention: Letter of Credit Department, specifically referring thereon to this Letter of Credit by number. Any communication to the Letter of Credit Agent which is made by telecopier as permitted hereby shall be confirmed by same day mail in writing delivered to the Letter of Credit Agent at the address of the Letter of Credit Agent set forth herein, provided that failure to provide such written confirmation shall not affect the validity of such notice by telecopier.

          You may transfer your rights under this Letter of Credit in their entirety (but not in part) to any transferee who has succeeded to you as Liquidity Agent under the Liquidity Agreement and such transferred rights may be successively transferred. Transfer of your rights under this Letter of Credit to any such transferee shall be effected upon the presentation to the Letter of Credit Agent of this Letter of Credit accompanied by a transfer letter in the form attached hereto as Annex B. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Liquidity Agreement), except only the Certificates and Letters referred to herein; and no such reference shall be deemed to incorporate herein by reference any document, instrument or agreement.

          This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Liquidity Agreement), except only the certificates and letters referred to herein; and no such reference shall be deemed to incorporate herein by reference any document, instrument or agreement.

                                        Very truly yours,

                                        -------------------------

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                        -------------------------

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                      ANNEX A TO
                                   LETTER OF CREDIT

                              FORM OF DEMAND FOR PAYMENT

                              _________________, ______

[Letter of Credit Agent]
[Address],

Re:  Letter of Credit No. __________________

          The undersigned, a duly authorized officer of The First National Bank of Chicago, as Liquidity Agent under the Liquidity Agreement, hereby certifies to [Letter of Credit Agent] (the "LETTER OF CREDIT AGENT"), with reference to Irrevocable Letter of Credit No. _________________ (the "LETTER OF CREDIT"; capitalized terms control herein are used as defined or otherwise referenced in the Letter of Credit) issued by the Letter of Credit Banks and _____________ in favor of the Liquidity Agent that:

          (a)  The aggregate amount demanded hereby is $_____________.

          (b) The amount demanded hereby is the L/C Draw Amount under the Liquidity Agreement and has been calculated in accordance with the terms and conditions thereof.

          (c) The stated Fixed Expiry Date is ___________, ______, which is not before the date of presentation of this Demand for Payment.

          (d) The amount hereby demanded does not exceed the Letter of Credit Amount.

          (e) The specific portion of the aggregate amount demanded hereunder and required to be paid by each Bank is as follows:

          Bank                  Percentage Liability              Amount
          ----                  --------------------              ------

                                               %                  $


                                        THE FIRST NATIONAL BANK OF
                                        CHICAGO, as Liquidity Agent

                                        By:
                                           -----------------------------
                                           Title:

                                     ANNEX B TO
                                  LETTER OF CREDIT

                               FORM OF TRANSFER LETTER

                           [Letterhead of Liquidity Agent]
                                       [Date]

The First National Bank of Chicago
Chicago, Illinois 60670
Attention: Letter of Credit Department

Re:  Transfer of Irrevocable Letter of Credit No. _________, Dated ______,_____


Ladies and Gentlemen:

          For value received, the undersigned beneficiary hereby irrevocably transfers to:

                      _________________________________________
                                (Name of Transferee)

                     _________________________________________
                                     (Address)

as successor Liquidity Agent under the Liquidity Agreement (as defined in the above-referenced Letter of Credit) all rights of the undersigned beneficiary to draw under the above-referenced Letter of Credit in its entirety.

          By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions, or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

          The original Letter of Credit (and any amendments thereto) is returned herewith, and we ask you to endorse the transfer on the reference thereof, and forward it directly to the transferee with your customary notice of transfer.

                                        Very truly yours,

                                        ------------------------------
                                        as Liquidity Agent

                                        By:
                                           ---------------------------

[LETTERHEAD]


                              IRREVOCABLE LETTER OF CREDIT

                                            DATE: APRIL 24, 1998

LETTER OF CREDIT NO. 00324674

TO:  THE FIRST NATIONAL BANK OF CHICAGO, AS LIQUIDITY AGENT
     ATTENTION: MIKE KRUSHENA

LADIES AND GENTLEMEN:

AT THE REQUEST AND ON THE INSTRUCTIONS OF OUR CUSTOMER, INTERNATIONAL SECURITIZATION CORPORATION (THE "COMPANY"), THE FIRST NATIONAL BANK OF CHICAGO (HEREIN REFERRED TO AS THE "BANK") HEREBY ESTABLISHES IN YOUR FAVOR, PURSUANT TO THAT CERTAIN LETTER OF CREDIT REIMBURSEMENT AGREEMENT, DATED AS OF APRIL 24, 1998, (THE "LETTER OF CREDIT REIMBURSEMENT AGREEMENT") BETWEEN INTERNATIONAL SECURITIZATION CORPORATION ("ISC") AND THE BANK, THIS IRREVOCABLE LETTER OF CREDIT IN THE AMOUNT OF U.S. DOLLARS 50,000,000.00 (FIFTY MILLION AND NO/100 U.S. DOLLARS) (THE "LETTER OF CREDIT AMOUNT") EFFECTIVE IMMEDIATELY AND EXPIRING AT THE CLOSE OF BUSINESS AT THE CHICAGO OFFICE OF THE BANK ON JULY 21, 1999, WHICH DATE MAY EXTEND (BY AMENDMENT TO THIS LETTER OF CREDIT IN A FORM APPROVED BY THE COMPANY AND THE BANK) FOR ONE OR MORE ADDITIONAL PERIODS OF 364 DAYS FROM TIME TO TIME UPON THE REQUEST OF THE COMPANY AND AT THE DIRECTION OF THE BANK (AS SO EXTENDED, THE LETTER OF CREDIT EXPIRATION DATE"). THIS LETTER OF CREDIT IS ISSUED TO THE LIQUIDITY AGENT, AS CONTEMPLATED BY THAT CERTAIN LIQUIDITY AGREEMENT DATED AS OF APRIL 24, 1998, AMONG THE LIQUIDITY AGENT, THE LIQUIDITY BANKS PARTIES THERETO AND ISC (AS THE SAME MAY BE AMENDED OR MODIFIED, THE "LIQUIDITY AGREEMENT").

FUNDS UNDER THIS LETTER OF CREDIT SHALL BE MADE AVAILABLE BY A SINGLE DRAWING ONLY AND UPON HONORING SUCH DRAWING THIS LETTER OF CREDIT AND THE BANK'S LIABILITY HEREUNDER SHALL TERMINATE.

WE HEREBY IRREVOCABLY AUTHORIZE YOU TO DRAW ON US BY PRESENTATION SOLELY TO US IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREUNDER SET FORTH, BY YOUR DEMAND FOR PAYMENT IN THE FORM OF ANNEX A HERETO (A "DEMAND FOR PAYMENT") ON YOUR LETTERHEAD WITH ALL BLANKS APPROPRIATELY FILLED IN AND SIGNED BY YOUR AUTHORIZED OFFICER, AN AMOUNT NOT TO EXCEED THE LETTER OF CREDIT AMOUNT.

SUBJECT TO THE FOREGOING AND FURTHER PROVISIONS OF THIS LETTER OF CREDIT, FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE TO YOU AGAINST YOUR PRESENTATION OF A DEMAND FOR PAYMENT WHICH SHALL BE MADE BY HAND DELIVERY OR TELECOPY AT OUR OFFICE LOCATED AT 300 S. RIVERSIDE, 7TH FLOOR, CHICAGO, IL. 60606 SUITE 0812. TELECOPIER NUMBER 312-954-0203, ATTN: LETTER OF CREDIT DEPARTMENT, OR AT SUCH OTHER TIME AND PLACE WHICH MAY BE DESIGNATED BY US BY WRITTEN NOTICE DELIVERED TO YOU.

THE BANK HEREBY ENGAGES WITH YOU THAT TO THE EXTENT OF ITS LIABILITY AS PROVIDED HEREIN, THE SINGLE DEMAND FOR PAYMENT MADE UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY THE BANK TO THE EXTENT OF THE LETTER OF CREDIT AMOUNT UPON DELIVERY

(CONTINUED)                          PAGE 1

[LETTERHEAD]

OUR REF NO. 00324674               DATE:  APRIL 24, 1998

OR TRANSMISSION OF THE DEMAND FOR PAYMENT AS SPECIFIED AT OUR OFFICE ON OR BEFORE THE EXPIRATION OR TERMINATION DATE HEREOF. IF A DRAWING IS MADE HEREUNDER AT OR PRIOR TO 5.00 P.M., CHICAGO TIME, ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAWING AND THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH CONFORM TO THE TERMS AND CONDITIONS HEREOF, PAYMENT SHALL BE MADE OF THE AMOUNT SPECIFIED IN IMMEDIATELY AVAILABLE FUNDS, NO LATER THAN
1:00 P.M., CHICAGO TIME, ON THE THIRD BUSINESS DAY (THE "PAYMENT DATE") FOLLOWING SUCH PRESENTATION IN THE DEMAND FOR PAYMENT; PROVIDED, HOWEVER, THAT THE PAYMENT DATE SHALL BE NO LATER THAN THE STATED TERMINATION DATE. PAYMENT UNDER THIS LETTER OF CREDIT SHALL BE MADE BY THE BANK BY WIRE TRANSFER OF IMMEDIATELY AVAILABLE FUNDS, TO THE FIRST NATIONAL BANK OF CHICAGO, A.B.A. NO. 071000013 REF: 00324674. SUCH ACCOUNT MAY BE CHANGED ONLY BY PRESENTATION TO US OF A LETTER SPECIFYING A DIFFERENT ACCOUNT WITH THE LIQUIDITY AGENT AND EXECUTED BY THE LIQUIDITY AGENT. AS USED IN THIS LETTER OF CREDIT "BUSINESS DAY" SHALL MEAN ANY DAY ON WHICH BANKS GENERALLY LOCATED IN CHICAGO, ILLINOIS AND IN THE JURISDICTION IN WHICH THE PRINCIPAL OFFICE OF THE LIQUIDITY AGENT IS LOCATED ARE NOT REQUIRED OR AUTHORIZED BY LAW TO REMAIN CLOSED. THE BANK SHALL HONOR ITS OBLIGATIONS HEREUNDER BY TRANSFER OF ITS OWN FUNDS. UNLESS WE ARE IN DEFAULT WITH RESPECT TO OUR OBLIGATIONS UNDER THIS LETTER OF CREDIT, YOU SHALL SURRENDER THIS LETTER OF CREDIT TO US PROMPTLY FOLLOWING OUR REQUEST THEREFORE AFTER THE STATED TERMINATION DATE.

ONLY THE LIQUIDITY AGENT MAY MAKE A DEMAND FOR PAYMENT UNDER THIS LETTER OF CREDIT. UPON PAYMENT AS PROVIDED HEREIN OF THE AMOUNT SPECIFIED IN A DEMAND FOR PAYMENT HEREUNDER, WE SHALL BE FULLY DISCHARGED OF OUR OBLIGATION UNDER THIS LETTER OF CREDIT.

DEMAND FOR PAYMENT HEREUNDER SHALL NOT EXCEED THE LETTER OF CREDIT AMOUNT.

THIS LETTER OF CREDIT SHALL BE GOVERNED BY AND SHALL BE DEEMED A CONTRACT UNDER AND BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, INCLUDING, WITHOUT LIMITATION, ARTICLE 5 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS
OF LAWS. UNLESS OTHERWISE SPECIFIED HEREIN, COMMUNICATIONS WITH RESPECT TO THIS LETTER OF CREDIT SHALL BE IN WRITING ON YOUR LETTERHEAD AND SHALL BE DIRECTED TO US AT 300 S. RIVERSIDE, 7TH FLOOR, CHICAGO, IL. 60606, TELECOPIER
NUMBER: 312-954-0203, ATTENTION LETTER OF CREDIT DEPARTMENT, SPECIFICALLY REFERRING THEREON TO THIS LETTER OF CREDIT BY NUMBER. ANY COMMUNICATION TO THAT IS MADE BY TELECOPIER AS PERMITTED HEREBY SHALL BE CONFIRMED BY SAME DAY MAIL IN WRITING DELIVERED TO US AT OUR ADDRESS AS SET FORTH HEREIN, PROVIDED THAT FAILURE TO PROVIDE SUCH WRITTEN CONFIRMATION SHALL NOT AFFECT THE VALIDITY OF SUCH NOTICE BY TELECOPIER.

YOU MAY TRANSFER YOUR RIGHTS UNDER THIS LETTER OF CREDIT IN THEIR ENTIRETY (BUT NOT IN PART) TO ANY TRANSFEREE WHO HAS SUCCEEDED TO YOU AS LIQUIDITY AGENT UNDER THE LIQUIDITY AGREEMENT AND SUCH TRANSFERRED RIGHTS MAY BE SUCCESSIVELY TRANSFERRED. TRANSFER OF YOUR RIGHTS UNDER THIS LETTER OF CREDIT TO ANY SUCH TRANSFEREE SHALL BE EFFECTED UPON THE

(CONTINUED)                          PAGE 2

[LETTERHEAD]

OUR REF NO. 00324674               DATE:  APRIL 24, 1998

PRESENTATION TO THE BANK OF THIS LETTER OF CREDIT ACCOMPANIED BY A TRANSFER LETTER IN THE FORM ATTACHED HERETO AS ANNEX B.

THIS LETTER OF CREDIT SETS FORTH IN FULL OUR UNDERTAKING, AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED OR LIMITED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN (INCLUDING, WITHOUT LIMITATION, THE LIQUIDITY AGREEMENT), EXCEPT ONLY THE CERTIFICATES AND LETTERS REFERRED TO HEREIN; AND NO SUCH REFERENCE SHALL BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT.


                                       VERY TRULY YOURS,

                                       THE FIRST NATIONAL BANK OF CHICAGO

                                       BY: /s/ Nicolas Pizzonia Jr. #7566
                                          -------------------------------
                                       NAME: NICOLAS PIZZONIA JR.
                                       TITLE: OPERATIONS OFFICER



                                       BY: /s/ W. Mark Klatt #6536
                                          -------------------------------
                                       NAME: W. MARK KLATT
                                       TITLE: OPERATIONS OFFICER


(CONTINUED)                          PAGE 3

[LETTERHEAD]

OUR REF NO. 00324674               DATE:  APRIL 24, 1998

                                    ANNEX A
                                       TO
                         LETTER OF CREDIT NO. 00324674

THE FIRST NATIONAL BANK OF CHICAGO
500 S. RIVERSIDE, 7TH FLOOR
SUITE 0812
CHICAGO, IL. 60606

                                                          [DATE]

RE: LETTER OF CREDIT NO. 00324674

THE UNDERSIGNED, A DULY AUTHORIZED OFFICER OF THE FIRST NATIONAL BANK OF CHICAGO, AS LIQUIDITY AGENT HEREBY CERTIFIES TO THE FIRST NATIONAL BANK OF CHICAGO, (THE "LETTER OF CREDIT BANK"), WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. 00324674 (THE "LETTER OF CREDIT"), ISSUED BY THE LETTER OF CREDIT BANK IN FAVOR OF THE LIQUIDITY AGENT; CAPITALIZED TERMS CONTAINED HEREIN ARE USED AS DEFINED OR OTHERWISE REFERENCED IN THE LETTER OF CREDIT
THAT:

A.  THE AGGREGATE AMOUNT DEMANDED HEREBY IS $_____________________.

B. THE LETTER OF CREDIT EXPIRATION DATE IS ___________________, _____, WHICH IS NOT BEFORE THE DATE OF PRESENTATION OF THIS DEMAND FOR PAYMENT.

C.  THE AMOUNT HEREBY DEMANDED DOES NOT EXCEED THE LETTER OF CREDIT AMOUNT.

D. UPON HONORING OF THE DEMAND FOR PAYMENT MADE HEREBY, THE LETTER OF CREDIT SHALL AUTOMATICALLY TERMINATE AND NO FURTHER AMOUNTS MAY BE DRAWN THEREUNDER.

                                            THE FIRST NATIONAL BANK OF CHICAGO,

                                            BY: ____________________________
                                                AUTHORIZED SIGNATORY


(CONTINUED)                          PAGE 4

[LETTERHEAD]

OUR REF NO. 00324674               DATE:  APRIL 24, 1998

                                   ANNEX B TO
                         THE FIRST NATIONAL BANK OF CHICAGO
                             (LOC. NO. 00324674)

                          [LETTERHEAD OF LIQUIDITY AGENTS]

                                    [DATE]

FIRST NATIONAL BANK OF CHICAGO
300 S. RIVERSIDE, 7TH FLOOR
SUITE, 0812
CHICAGO, ILLINOIS 60606
ATTENTION: LETTER OF CREDIT DEPARTMENT

         RE: TRANSFER OF IRREVOCABLE LETTER OF CREDIT NO. 00324674 DATED APRIL 24, 1998

LADIES AND GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS
TO:

                             ____________________
                             (NAME OF TRANSFEREE)

                             ____________________
                                  (ADDRESS)

AS SUCCESSOR FUNDING AGENT UNDER THE LIQUIDITY AGREEMENT (AS DEFINED IN THE ABOVE-REFERENCED LETTER OF CREDIT) ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE-REFERENCED LETTER OF CREDIT IN ITS ENTIRETY.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS, OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL LETTER OF CREDIT (AND ANY AMENDMENTS THERETO) IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

                                       VERY TRULY YOURS,
                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                             AS LIQUIDITY AGENT

                                       BY:____________________________
                                             AUTHORIZED SIGNER

                             312 CERTIFICATE COMPANY

               $500,000,000 INSTALLMENT FACE AMOUNT CERTIFICATE

                                 APRIL 24, 1998


    312 Certificate Company, a corporation duly organized and existing under the laws of the State of Delaware (the "Issuer"), shall pay to The First National Bank of Chicago, as agent (the "Agent") for International Securitization Corporation ("ISC") and any subsequent entity which, in the future purchases an interest in this installment face amount certificate (this "Certificate") pursuant to the Liquidity Agreement (collectively, ISC and such future potential purchasers are hereinafter referred to as the "Certificateholders") the principal amount of $500,000,000, or, if less, the aggregate unpaid principal amount of all installment purchase payments made by the Certificateholders from time to time (the "Invested Amount"), and to pay interest on the Invested Amount as more fully set forth in that certain Face Amount Certificate Agreement dated as of April 23, 1998, among the Issuer, ISC and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Face Amount Certificate Agreement").

    This Certificate is issued pursuant to the Face Amount Certificate Agreement. Reference is hereby made to the Face Amount Certificate Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Agent and the Certificateholders and the terms upon which this Certificate is delivered. All terms used in this Certificate which are not defined herein shall have the meanings assigned to them in the Face Amount Certificate Agreement. The provisions of the Face Amount Certificate Agreement are hereby incorporated by reference herein and shall be binding on the Issuer, the Agent and the Certificateholders as if fully set forth herein. As provided in the Face Amount Certificate Agreement, this Certificate is secured by the Pledged Collateral. To the extent provided in the Face Amount Certificate Agreement and the Pledge Agreement, the Certificateholders (and the Agent on their behalf) shall be entitled to the benefits of a security interest in the Pledged Collateral, for the benefit of the Certificateholders.

THIS INSTALLMENT FACE AMOUNT CERTIFICATE IS SUBJECT TO PREPAYMENT AND/OR REDEMPTION PRIOR TO ITS STATED MATURITY AS SET FORTH IN THE FACE AMOUNT CERTIFICATE AGREEMENT.

THIS INSTALLMENT FACE AMOUNT CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "'33 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA (THE "BLUE SKY LAWS"). THE HOLDER HEREOF, BY PURCHASING THIS INSTALLMENT FACE AMOUNT CERTIFICATE OR ANY INTEREST HEREIN (THE "INTEREST"), REPRESENTS THAT IT IS AN "ACCREDITED INVESTOR" AS THAT TERM IS DEFINED IN RULE 501(a)(1),
(2), (3) OR (7) UNDER THE '33 ACT AND AGREES THAT SUCH INTEREST WILL ONLY BE OFFERED, RESOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE '33 ACT, THE APPLICABLE BLUE SKY LAWS AND THE RESTRICTIONS SET FORTH IN THE FACE AMOUNT CERTIFICATE AGREEMENT. THIS FACE AMOUNT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed as of the date first above-written.

Dated: April 24, 1998                   312 CERTIFICATE COMPANY

                                        By: /s/ Robert L. Maddox, III
                                           ---------------------------
                                        Name: Robert L. Maddox, III
                                        Title: President